EXHIBIT 10.3

                      REGISTRATION RIGHTS AGREEMENT DATED
                                 MARCH 1, 2007






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                                                                  EXECUTION COPY










                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                            TOWER TECH HOLDINGS INC.

                         TONTINE CAPITAL PARTNERS, L.P.

                                       AND

                   TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.



                                  MARCH 1, 2007



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10.3-Registration Rights Agreement (2).DOC


                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE 1  Definitions.........................................................1


ARTICLE 2  Registration Rights.................................................4

   2.1     Current Public Information..........................................4
   2.2     Registration........................................................4
   2.3     Demand Registration.................................................5
   2.4     Piggyback Registration..............................................7
   2.5     Underwriting; Holdback Agreements...................................8
   2.6     Registration Procedures.............................................9
   2.7     Conditions Precedent to Company's Obligations Pursuant to
           this Agreement.....................................................11
   2.8     Fees and Expenses..................................................11
   2.9     Indemnification....................................................12
   2.10    Participation in Registrations.....................................14
   2.11    Compliance.........................................................15

ARTICLE 3  Transfers of Certain Rights........................................15

   3.1     Transfer...........................................................15
   3.2     Transferees........................................................15
   3.3     Subsequent Transferees.............................................15

ARTICLE 4  Miscellaneous......................................................15

   4.1     Recapitalizations, Exchanges, etc..................................15
   4.2     No Inconsistent Agreements.........................................16
   4.3     Amendments and Waivers.............................................16
   4.4     Severability.......................................................16
   4.5     Counterparts.......................................................16
   4.6     Notices............................................................16
   4.7     Governing Law......................................................17
   4.8     Forum; Service of Process..........................................17
   4.9     Captions...........................................................17
   4.10    No Prejudice.......................................................17
   4.11    Words in Singular and Plural Form..................................17
   4.12    Remedy for Breach..................................................17
   4.13    Successors and Assigns, Third Party Beneficiaries..................18
   4.14    Entire Agreement...................................................18
   4.15    Attorneys' Fees....................................................18
   4.16    Termination of Rights..............................................18



                                       i


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                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT, dated as of March 1, 2007 (the "AGREEMENT"), is entered into by and among TOWER TECH HOLDINGS INC., a Nevada corporation (the "COMPANY"), TONTINE CAPITAL PARTNERS, L.P., a Delaware limited partnership ("TCP" or a "PURCHASER") and TONTINE CAPITAL OVERSEAS MASTER FUND, L.P., a Cayman Islands limited partnership (a "PURCHASER" and together with TCP, the "PURCHASERS").

                                    RECITALS:

         A. The Company desires to issue and sell 10,266,667 shares of its Common Stock to the Purchasers as set forth in the Securities Purchase Agreement, dated as of March 1, 2007, entered into by and between the Company and the Purchasers (the "SECURITIES PURCHASE AGREEMENT");

         B. It is a condition precedent to the consummation of the transactions contemplated by the Securities Purchase Agreement that the Company provide for the rights set forth in this Agreement; and

         C. Certain terms used in this Agreement are defined in ARTICLE 1 hereof.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         "AFFILIATE" means any Person that directly or indirectly controls, or is under control with, or is controlled by such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "BUSINESS DAY" means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of the State of Wisconsin or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

          "CLOSING DATE" has the meaning ascribed to such term in the Securities Purchase Agreement.

         "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

         "COMPANY" has the meaning set forth in the preamble.

         "DEMAND NOTICE" has the meaning set forth in SECTION 2.3.

         "DESIGNATED   HOLDERS"   means  the   Purchasers   and  any  qualifying
transferees of the Purchasers under SECTION 3.1 hereof who hold Registrable Securities.


10.3-Registration Rights Agreement (2).DOC

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         "EFFECTIVENESS DATE" means (a) with respect to the initial Registration
Statement required to be filed under SECTION 2.2(A), the earlier of: (i) the 300th day following the Closing Date, and (ii) the fifth trading day following the date on which the Company is notified by the SEC that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) with respect to any additional Registration Statements that may be required pursuant to SECTION 2.2(B), the earlier of (i) the 120th day following (x) if such Registration Statement is required because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the SEC shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required, and (ii) the fifth trading day following the date on which the Company is notified by the SEC that such additional Registration
Statement will not be reviewed or is no longer subject to further review and comment.

         "EFFECTIVENESS PERIOD" has the meaning set forth in SECTION 2.2(A).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "FILING DATE" means (a) with respect to the initial Registration Statement required to be filed under SECTION 2.2(A), the date which is 180 days following the Closing Date, and (b) with respect to any additional Registration Statements that may be required pursuant to SECTION 2.2(B), the 45th day following (x) if such Registration Statement is required because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the SEC shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required.

         "FOUNDERS SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement among the Purchasers, Christopher C. Allie, Raymond L. Brickner III, Terence P. Fox and Daniel P. Wergin of even date herewith.

         "INDEMNIFIED PARTY" has the meaning set forth in SECTION 2.9.

         "LOSSES" has the meaning set forth in SECTION 2.9.

         "MAJORITY HOLDERS" means those Designated Holders holding a majority of the Registrable Securities.

         "PERSON" means any individual, company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

         "PIGGYBACK REGISTRATION" has the meaning set forth in SECTION 2.4.

         "PURCHASERS" has the meaning set forth in the preamble.

         "PURCHASE PRICE" has the meaning ascribed to such term in the Securities Purchase Agreement.


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10.3-Registration Rights Agreement (2).DOC
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         "REGISTRABLE  SECURITIES" means,  subject to the immediately  following sentences, (i) shares of Common Stock acquired by the Purchasers from the Company pursuant to the Securities Purchase Agreement, shares of Common Stock purchased on the Closing Date from certain stockholders of the Company pursuant to the Founders Securities Purchase Agreement, and so long as this Agreement is still in effect, any other shares of Common Stock acquired by the Purchasers on or after the Closing Date, and (ii) any shares of Common Stock issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a
combination  of  shares,   recapitalization,   merger,  consolidation  or  other
reorganization. In addition, any particular shares of Common Stock constituting Registrable Securities will cease to be Registrable Securities when they (x) have been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering them, (y) have been sold to the public pursuant to Rule 144 (or by similar provision under the Securities
Act), or (z) are eligible for resale under Rule 144(k) (or by similar provision under the Securities Act) without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

         "REGISTRATION STATEMENT" means a registration statement on Form S-3 (or, if the Company is not eligible to use Form S-3, such other appropriate registration form of the SEC pursuant to which the Company is eligible to register the resale of Registrable Securities) filed by the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement, which shall permit the Purchasers to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, the Registrable Securities.

         "REGISTER," "REGISTERED" and "REGISTRATION" each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement(s) or documents by the SEC.

         "REPRESENTATIVES" has the meaning set forth in SECTION 2.9.

         "RULE 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         "RULE 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         "SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "SECURITIES PURCHASE AGREEMENT" has the meaning set forth in the recitals.


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10.3-Registration Rights Agreement (2).DOC
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                                    ARTICLE 2
                               REGISTRATION RIGHTS

         2.1 CURRENT PUBLIC INFORMATION. The Company covenants that it will use its best efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will use its reasonable best efforts to take such further action as the Designated Holders may reasonably request, all to the extent required to enable the Designated Holders to sell Registrable Securities pursuant to Rule 144 or Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC. The Company shall, upon the request of a Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements during the twelve month period immediately preceding the date of such request.

         2.2 REGISTRATION.

             (a) On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available by the Designated Holders of any and all Registrable Securities. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that is available for the resale of all Registrable Securities by the Designated Holders and that it conforms in all material respects to the requirements of the Securities Act during the entire period beginning on the Effectiveness Date and ending on the date on which all Registrable Securities have ceased to be Registrable Securities. (the "EFFECTIVENESS PERIOD").

             (b) If for any reason the SEC does not permit all of the Registrable Securities to be included in a Registration Statement filed pursuant to SECTION 2.2(A) or for any other reason all Registrable Securities then outstanding are not then included in such an effective Registration Statement, then the Company shall prepare and file as soon as reasonably possible after the date on which the SEC shall indicate as being the first date or time that such filing may be made, but in any event by the Filing Date therefore, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each such Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available by the Designated Holders of any and all Registrable Securities. The Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

             (c) The Company may, at any time it is eligible to do so, file a post-effective amendment on Form S-3 to any Registration Statement on Form S-1 for the resale of any then existing Registrable Securities or in any such other manner as is preferred or permitted by the SEC to convert such Registration Statement to a Form S-3 Registration Statement. Upon the effectiveness of such Form S-3 Registration Statement, all references to a Registration Statement in this Agreement shall then automatically be deemed to be a reference to the Form S-3 Registration Statement.


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10.3-Registration Rights Agreement (2).DOC
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         2.3 DEMAND REGISTRATION. In addition to the registration obligations of the Company set forth in Section 2.2 herein, the following provisions shall apply:

             (a) Subject to SECTION 2.3(H), upon the written request of the Majority Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Designated Holders' Registrable Securities and specifying the intended method of disposition thereof (the "DEMAND NOTICE"), the Company will promptly give written notice of such requested registration to all Designated Holders, and thereupon the Company will use its reasonable best efforts to file with the SEC as soon as reasonably practicable following the Demand Notice (but in no event later than the date that is 90 days after the Demand Notice) a Registration Statement. The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC within 90 days after the initial filing of the Registration Statement. The Company shall include in such Registration Statement:

                  (i) the Registrable Securities which the Company has been so requested to be registered by such Designated Holders for disposition in accordance with the intended method of disposition stated in such request;

                  (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

                  (iii) all shares of Common Stock which the Company or Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company may elect to register in connection with the offering of Registrable Securities pursuant to this
         SECTION 2.3;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, that, the provisions of this SECTION 2.3 shall not require the Company to effect more than two registrations of Registrable Securities.

             (b) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to effect a registration pursuant to this SECTION 2.3 within 180 days following the effective date of a registration statement filed by the Company in accordance with SECTIONS 2.2, 2.3 or 2.4 for the account of another Designated Holder of Registrable Securities if the Designated Holders were afforded the opportunity to include the Registrable Securities in such registration.

             (c)  The  registrations  under  this  SECTION  2.3  shall  be on an appropriate Registration Statement that permits the disposition of such Registrable Securities in accordance with the intended methods of distribution specified by the Majority Holders in their request for registration. The Company agrees to include in any such Registration Statement all information which Designated Holders of Registrable Securities being registered shall reasonably request to effect the registration.

             (d) A registration requested pursuant to this SECTION 2.3 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective; provided, that a Registration Statement which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Majority Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) or because of a breach of this Agreement by any Designated Holder shall be deemed to have been effected by the Company at the request of the Majority Holders unless the Designated Holders


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10.3-Registration Rights Agreement (2).DOC
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electing to have Registrable Securities registered pursuant to such Registration
Statement shall have elected to pay all fees and expenses otherwise payable by the Company in connection with such registration pursuant to SECTION 2.8, (ii) if, after it has become effective, such registration is withdrawn by the Company (other than at the request of the Majority Holders) or interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason prior to the expiration of a 180 day period following such Registration Statement's effectiveness, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than due solely to some act or omission by the Designated Holders electing
to  have  Registrable   Securities  registered  pursuant  to  such  Registration
Statement.

             (e) If a requested registration pursuant to this SECTION 2.3 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Designated Holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Company and to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, the Registrable Securities which have been requested to be included in such registration by the Designated Holders pursuant to this Agreement (pro rata based on the amount of Registrable Securities sought to be registered by such Persons), (ii) second, provided that no securities sought to be included by the Designated Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons) and (iii) third, securities the Company proposes to register.

             (f) The Company shall use its reasonable best efforts to keep any Registration Statement filed pursuant to this SECTION 2.3 continuously effective
(i) for a period of two years after the Registration Statement first becomes effective, plus the number of days during which such Registration Statement was not effective or usable pursuant to SECTIONS 2.6(E) or 2.6(I); or (ii) if such Registration Statement related to an underwritten offering, for such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer. In the event the Company shall give any notice pursuant to SECTIONS 2.6(E) or (I), the additional time period mentioned in SECTION 2.3(F)(I) during which the Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to SECTIONS 2.6(E) or (I) to and including the date when each seller of a Registrable Security covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by SECTIONS 2.6(E) or (I).

             (g) The Company shall have the right at any time, to suspend the filing of a Registration Statement under this SECTION 2.3 or require that the Designated Holders of Registrable Securities suspend further open market offers and sales of Registrable Securities pursuant to a Registration Statement filed hereunder for a period not to exceed an aggregate of 30 days in any six month period or an aggregate of 60 days in any twelve-month period for valid business reasons (not including avoidance of their obligations hereunder) (i) to avoid premature public disclosure of a pending corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; (ii) upon the occurrence of any of the events specified in
SECTION 2.6(E), until the time that the Designated Holders receive copies of a supplement or amendment to the prospectus included in the applicable Registration Statement as contemplated in SECTION 2.6(E); and (iii) upon the occurrence of any of the


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10.3-Registration Rights Agreement (2).DOC
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events specified in SECTION 2.6(I),  until  the  time the  Company  notifies the
Designated  Holders in writing that such  suspension is no longer effective.

             (h) The right of Designated Holders to register Registrable Securities pursuant to this SECTION 2.3 is only exercisable if, prior to the expiration of the Effectiveness Period, the Company becomes ineligible to register the Registrable Securities on the Registration Statement contemplated by SECTION 2.2 or such Registration Statement otherwise becomes unusable (other than due solely to some act or omission by the Designated Holders electing to have Registrable Securities registered pursuant to such Registration Statement) or ineffective and the Company is not able to correct the misstatements, have the applicable stop order rescinded or otherwise restore the effectiveness of the Registration Statement as contemplated by this Agreement.

         2.4 PIGGYBACK REGISTRATION.

             (a) Whenever the Company proposes to register any of its securities under the  Securities  Act (other than  pursuant to a  registration  pursuant to
SECTION 2.2 or SECTION 2.3 or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Company will give prompt written notice (but in no event less than 30 days before the anticipated filing date) to all Designated Holders (other than Designated Holders all of whose Registrable Securities are then covered by an effective Registration Statement), and such notice shall describe the proposed registration and distribution and offer to all such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request. The Company will include in such registration statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the Designated Holders' receipt of the Company's notice (a "PIGGYBACK REGISTRATION").

             (b) The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering involving a Piggyback Registration to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

             (c) Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this SECTION 2.4 by giving written notice to the Company of its request to withdraw; provided, that in the event of such withdrawal (other than pursuant to SECTION 2.4(E) hereof), the Company shall not be required to reimburse such Designated Holder for the fees and expenses referred to in SECTION 2.8 hereof incurred by such Designated Holder prior to such withdrawal, unless such withdrawal was due to a material adverse change to the Company. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective.

             (d) If (i) a Piggyback Registration involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and Designated Holders requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company


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will be required to include in such  registration  only the amount of securities which it is so advised should be included in such  registration.  In such event:
(x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, and (ii) second, Registrable Securities and securities which have been requested to be included in such registration by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons); and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, Registrable Securities and securities which have been requested to be included in such registration by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons), and (iii) third, the securities which the Company proposes to register.

             (e) If, as a result of the proration provisions of this SECTION 2.4, any Designated Holder shall not be entitled to include all Registrable Securities in a Piggyback Registration that such Designated Holder has requested to be included, such holder may elect to withdraw his request to include Registrable Securities in such registration.

             (f) The right of the Designated Holders to register Registrable Securities pursuant to this SECTION 2.4 is only exercisable with respect to Registrable Securities not then covered by an effective Registration Statement.

         2.5 UNDERWRITING; HOLDBACK AGREEMENTS.

             (a) In the event that one or more Designated Holders elect to dispose of Registrable Securities under a Registration Statement pursuant to an underwritten offering or a requested registration pursuant to SECTION 2.3 involves an underwritten offering, the managing underwriter or underwriters shall be selected by the holders of a majority (by number of shares) of the Registrable Securities to be sold in the underwritten offering or requested to be included in such Registration Statement and shall be reasonably acceptable to the Company. In connection with any such underwritten offering, the Company shall take all such reasonable actions as are required by the managing underwriters in order to expedite and facilitate the registration and disposition of the Registrable Securities, including the Company causing appropriate officers of the Company or its Affiliates to participate in a "road show" or similar marketing effort being conducted by such managing underwriters with respect to such underwritten offering.

             (b) All Designated Holders proposing to distribute their Registrable Securities through an underwritten offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwritten offering.

             (c) To the extent not inconsistent with applicable law, in connection with a public offering of securities of the Company, upon the request of the Company or, in the case of an underwritten public offering of the Company's securities, the managing underwriters, each Designated Holder who beneficially owns (as defined in Rule 13d-3 adopted by the SEC under the Exchange Act) at least 5% of the outstanding capital stock of the Company will not effect any sale or distribution (other than those included in the registration statement being filed with respect to such public offering) of, or any short sale of, or any grant of option to purchase, or any hedging or similar transaction with respect to, any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the 14 days prior to and the 90-day period beginning on the effective date of such



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public offering,  unless the Company,  or in the case of an underwritten  public offering, the managing underwriters otherwise agree to a shorter period of time. At the request of the Company or the managing underwriters, each such Designated Holder shall execute a customary "lock-up" agreement consistent with the provisions of this SECTION 2.5; provided, however, that no Designated Holder shall be required to enter into any such "lock up" agreement unless and until all of the Company's executive officers and directors execute substantially similar "lock up" agreements and the Company uses commercially reasonable efforts to cause each holder of more than 5% of its outstanding capital stock to execute substantially similar "lock up" agreements. Neither the Company nor the underwriter shall terminate, materially amend or waive the enforcement of any material provision under a "lock up" agreement unless each "lock up" agreement with a Designated Holder is also amended or waived in a similar manner or
terminated,   as  the  case  may  be.  The  Company  may  impose   stop-transfer
instructions to enforce the restrictions imposed by this SECTION 2.5.

         2.6 REGISTRATION PROCEDURES. The Company will use its reasonable best efforts to effect the registration of Registrable Securities pursuant to this Agreement in accordance with the intended methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

             (a) before filing the Registration Statement, the Company will furnish to any counsel selected by the holders of a majority of the Registrable Securities a copy of such Registration Statement, and will provide such counsel with all written correspondence with the SEC regarding the Registration Statement;

             (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the periods provided for in SECTION 2.2 and SECTION 2.3, or the periods contemplated by the Company or the Persons requesting any Registration Statement filed pursuant to SECTION 2.4;

             (c) furnish to each Designated Holder selling such Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Designated Holder;

             (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other state securities or blue sky laws as the selling Designated Holders selling such Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or reasonably advisable to enable such Designated Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Designated Holder and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

             (e) notify each Designated Holder selling such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such Designated Holder, the Company will as soon as possible prepare and furnish to such Designated Holder a reasonable


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10.3-Registration Rights Agreement (2).DOC
number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

             (f) cause all such Registrable Securities to be listed or quoted on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted and, if not so listed, to be approved for trading on any automated quotation system of a national securities association on which similar securities of the Company are quoted;

             (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

             (h) enter into such customary agreements (including underwriting agreements containing customary representations and warranties) and take all other customary and appropriate actions as the holders of a majority of the Registrable Securities being sold or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

             (i) notify each Designated Holder of any stop order issued or threatened by the SEC;

             (j) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

             (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts to promptly obtain the withdrawal of such order;

             (l) with respect to an underwritten offering pursuant to any Registration Statement filed under SECTION 2.2 or SECTION 2.3, obtain one or more comfort letters, dated the effective date of the Registration Statement and, if required by the managing underwriters, dated the date of the closing under the underwriting agreement, signed by the Company's independent public accountants in customary form and covering such matter of the type customarily covered by comfort letters in similar transactions;

             (m) with respect to an underwritten offering pursuant to any Registration Statement filed under SECTION 2.2 or SECTION 2.3, obtain a legal opinion of the Company's outside counsel, dated the effective date of such Registration Statement and, if required by the managing underwriters, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions in similar transactions;

             (n) subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by each Designated Holder selling such Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Designated Holder or any such managing underwriter, during normal business hours of the Company at


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

the Company's corporate office in Manitowoc, Wisconsin and without unreasonable disruption of the Company's business or unreasonable expense to Company and solely for the purpose of due diligence with respect to the Registration Statement, legally disclosable, financial and other records and pertinent corporate documents of the Company and its subsidiaries reasonable requested by such Persons, and cause the Company's employees to, and request its independent accountants to, supply all similar information reasonably requested by any such Person, as shall be reasonably necessary to enable them to exercise their due diligence responsibility;

             (o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the OTC Bulletin Board or the National Association of Securities Dealers; and

             (p) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

         2.7 CONDITIONS PRECEDENT TO COMPANY'S OBLIGATIONS PURSUANT TO THIS AGREEMENT. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this ARTICLE 2 with respect to the Registrable Securities of any Designated Holder that such Designated Holder shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of distribution of such securities as shall reasonably be required to effect the registration of such Designated Holder's Registrable Securities.

         2.8 FEES AND EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, all registration and filing fees payable by the Company, fees and expenses of compliance by the Company with securities or blue sky laws, printing expenses of the Company, messenger and delivery expenses of the Company, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company, and other Persons retained by the Company will be borne by the Company, and the Company will pay its internal expenses (including, without limitation, all salaries and expenses of the Company's employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance of the Company and the expenses and fees for listing or approval for trading of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on any automated quotation system of a national securities association on which similar securities of the Company are quoted. In connection with any Registration Statement filed hereunder, the Company will pay the reasonable fees and expenses of a single counsel retained by the Designated Holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement. The Company shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by any Designated Holder which are not payable by the Company, such costs to be borne by such Designated Holder or Holders, including, without limitation, underwriting fees, discounts and expenses, if any, applicable to any Designated Holder's Registrable Securities; fees and disbursements of counsel or other professionals that any Designated Holder may choose to retain in connection with a Registration Statement filed pursuant to this Agreement (except as otherwise provided herein); selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any Designated Holder; any other expenses incurred by or on behalf of such Designated Holder in connection with the offer and sale of such Designated Holder's Registrable Securities other than expenses which the Company is expressly obligated to pay pursuant to this Agreement.


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         2.9 INDEMNIFICATION.

             (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the "REPRESENTATIVES"), and each underwriter, if any, and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act), from and against any loss, claim, damage, liability, reasonable attorney's fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "LOSSES"), joint or several, and any action in respect thereof to which such Designated Holder or its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon (i) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement, (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse each such Designated Holder and its Representatives for any reasonable legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that the Company shall not be liable to any such Designated Holder or other indemnitee in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by any Designated Holder or its Representatives expressly for use therein and, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, to the extent that a prospectus relating to the Registrable
Securities was required to be delivered by such Designated Holder under the Securities Act in connection with such purchase, there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Registrable Securities to such Person, a copy of the final prospectus that corrects such untrue statement or alleged untrue statement or omission or alleged omission if the Company had previously furnished copies thereof to such Designated Holder or (y) use of a Registration Statement or the related prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a prospectus when use of such prospectus has been suspended pursuant to SECTIONS 2.6(E) or (i); provided that in each case, that such Holder received prior written notice of such stop order, initiation of proceedings or suspension from the Company. In no event, however, shall the Company be liable for indirect, incidental or consequential or special damages of any kind.

             (b) In connection with the filing of the Registration Statement by the Company pursuant to this Agreement, the Designated Holders will furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement and the related prospectus and, to the fullest extent permitted by law, each such Designated Holder will indemnify and hold harmless the Company and its Representatives, and each underwriter, if any, and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act), from and against any Losses, severally but not jointly, and any action in respect thereof to which the Company and its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) the purchase or sale of Registrable Securities during a suspension as set forth in
SECTION 2.6(E) or SECTION 2.6(I) in each case after receipt of written notice of such suspension, (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary or



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summary prospectus or any amendment or supplement thereto, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such Designated Holder expressly for use therein or by failure of such Designated Holder to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto, and such Designated Holder will reimburse the Company and each Representative for any reasonable legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that such Designated Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto, such Designated Holder has furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. The obligation of each Designated Holder to indemnify the Company and its Representatives shall be limited to the net proceeds received by such
Designated   Holder  from  the  sale  of  Registrable   Securities   under  such
Registration Statement. In no event, however, shall any Designated Holder be liable for indirect, incidental or consequential or special damages of any kind.

             (c) Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to SECTION 2.9(A) or 2.9(B) (an "INDEMNIFIED
PARTY") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "INDEMNIFYING PARTY"), promptly notify the Indemnifying Party in writing of the claim or the
commencement  of  such  action;   provided,  that  the  failure  to  notify  the
Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party under SECTION 2.9(A) or 2.9(b) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the Indemnified Party. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be


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10.3-Registration Rights Agreement (2).DOC
subject to any liability for any settlement made without its written consent, which consent will not be unreasonably withheld.

             (d) If the indemnification provided for in this SECTION 2.9 is unavailable to the Indemnified Parties in respect of any Losses referred to herein notwithstanding that this SECTION 2.9 by its terms provides for indemnification in such case, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Designated Holders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Designated Holders on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Designated Holder on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Designated Holders agree that it would not be just and equitable if contribution pursuant to this SECTION 2.9(D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this SECTION 2.9, no Designated Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Designated Holder were offered to the public exceeds the amount of any Losses which such Designated Holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Designated Holder's obligations to contribute pursuant to this SECTION 2.9 is several in the proportion that the proceeds of the offering received by such Designated Holder bears to the total proceeds of the offering received by all the Designated Holders. The indemnification provided by this SECTION 2.9 shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any Registrable Securities by any Designated Holder and the expiration or termination of this Agreement. The indemnity and contribution agreements contained herein are in addition to any liability that any Indemnifying Party might have to any Indemnified Party.

         2.10 PARTICIPATION IN REGISTRATIONS.

             (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

             (b) Each Person that is participating in any registration under this Agreement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in


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10.3-Registration Rights Agreement (2).DOC

SECTION 2.6(E) or SECTION 2.6(I) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement and all use of the Registration Statement or any prospectus or related document until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such SECTION 2.6(E) or SECTION 2.6(I) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Designated Holder's possession of such documents at the time of receipt of such notice. Furthermore, each Designated Holder agrees that if such Designated Holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the Designated Holder will use only the latest version of such prospectus provided by Company.

         2.11 COMPLIANCE. With respect to any registration under this Agreement, each Designated Holder shall comply in all material respects with all applicable securities and other laws, rules and regulations, including but not limited to all rules and regulations of the SEC, the National Association of Securities Dealers and any securities exchange or quotation service on which the Company's securities are listed or quoted.

                                    ARTICLE 3
                           TRANSFERS OF CERTAIN RIGHTS

         3.1 TRANSFER. The rights granted to the Purchasers under this Agreement may be transferred, subject to the provisions of SECTIONS 3.2 and 3.3; provided that nothing contained herein shall be deemed to permit an assignment, transfer or disposition of the Registrable Securities in violation of the terms and conditions of the Securities Purchase Agreement or applicable law.

         3.2 TRANSFEREES. Any transferee to whom rights under this Agreement are transferred shall, before and as a condition to such transfer, deliver to the Company a written instrument (i) stating the name and address of the transferor and the transferee and the number of Registrable Securities with respect to which the rights are intended to be transferred, and (ii) by which such transferee agrees to be bound by the obligations imposed upon the Purchasers under this Agreement to the same extent as if such transferee were a Purchaser hereunder.

         3.3 SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this SECTION 3 may not again transfer such rights to any other Person, other than as provided in SECTIONS 3.1 or 3.2 above.

                                    ARTICLE 4
                                  MISCELLANEOUS

         4.1 RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of Common Stock into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.


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10.3-Registration Rights Agreement (2).DOC

         4.2 NO INCONSISTENT AGREEMENTS. The Company has not and shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Purchasers in this Agreement. The parties acknowledge and agree that the Company may grant registration rights hereafter, which shall be pari passu with the registration rights of the Purchasers, and shall not be deemed to conflict with this covenant.

         4.3 AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of Designated Holders of at least a majority of the Registrable Securities then in existence.

         4.4 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         4.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.6 NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

                  Tower Tech Holdings Inc.
                  980 Maritime Drive, Suite 6
                  Manitowoc, Wisconsin 54220
                  Attention:  Mr. Raymond L. Brickner, III
                  Telephone: (920) 684-5531
                  Facsimile: (920) 682-0301


         With copy to:

                  Dill Dill Carr Stonbraker & Hutchings, P.C.
                  455 Sherman Street, Suite 300
                  Denver, Colorado  80203
                  Telephone: (303) 777-3737
                  Facsimile:  (303) 777-3823
                  Attention:  Fay M. Matsukage, Esq.

10.3-Registration Rights Agreement (2).DOC

         If to the Purchaser:

                  Tontine Capital Partners, L.P.
                  55 Railroad Avenue, 1st Floor
                  Greenwich, Connecticut 06830
                  Attention: Mr. Jeffrey L. Gendell
                  Telephone: (203) 769-2000
                  Facsimile: (203) 769-2010


         With copy to:

                  Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP

                  Until June 30, 2007 to:
                  333 W. Wacker Drive, Suite 2700
                  Chicago, Illinois 60606

                  After June 30, 2007 to:
                  200 West Madison Street, Suite 3900
                  Chicago, Illinois 60606

                  Attention: John E. Freechack, Esq.
                  Telephone:        (312) 984-3100
                  Facsimile:        (312) 984-3150

Each party shall provide notice to the other party of any change in address.

         4.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without regard to the conflicts of laws rules or provisions.

         4.8 FORUM; SERVICE OF PROCESS. Any legal suit, action or proceeding brought by the Company, Purchasers, any other Designated Holders, any Person entitled to indemnification or contribution hereunder, or any of their respective Affiliates arising out of or based upon this Agreement shall be instituted exclusively in any federal or state court in the State of Wisconsin, and each such Person irrevocably waives any objection which it may now or hereafter have to the laying of venue or any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.

         4.9 CAPTIONS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         4.10 NO PREJUDICE. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

         4.11 WORDS IN SINGULAR AND PLURAL FORM. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

         4.12 REMEDY FOR BREACH. The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the Designated Holders would have no adequate remedy at law and could suffer substantial and irreparable damage. Accordingly, the Company hereby agrees that, in such event, the Designated Holders shall be entitled, and

10.3-Registration Rights Agreement (2).DOC notwithstanding any election by any Designated Holder to claim damages, to obtain a temporary and/or permanent injunction to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies which any Designated Holders may have at law or in equity.

         4.13 SUCCESSORS AND ASSIGNS, THIRD PARTY BENEFICIARIES. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each assignee of the Designated Holders pursuant to
ARTICLE 3 and their respective successors and assigns and executors, administrators and heirs. Designated Holders are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Designated Holders.

         4.14 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         4.15 ATTORNEYS' FEES. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party in addition to any other relief ordered by any court.

         4.16 TERMINATION OF RIGHTS. All rights under this Agreement will terminate as to a Designated Holder when that Designated Holders no longer holds any Registrable Securities.



                            [SIGNATURE PAGE FOLLOWS]













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10.3-Registration Rights Agreement (2).DOC
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         IN WITNESS  WHEREOF,  the parties hereto have caused this  Registration
Rights Agreement to be duly executed as of the date and year first written above.

                                COMPANY:

                                TOWER TECH HOLDINGS INC.



                                By:    /s/ RAYMOND L. BRICKNER, III
                                   ---------------------------------------------
                                Title:   PRESIDENT
                                      ------------------------------------------


                                PURCHASER:

                                TONTINE CAPITAL PARTNERS, L.P.

                                By:  Tontine Capital Management, LLC, its
                                     general partner



                                     By: /s/ JEFFREY L. GENDELL
                                        ----------------------------------------
                                        Jeffrey L. Gendell, as managing member

                                TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

                                By:  Tontine Capital Overseas GP, LLC,
                                     its general partner



                                     By: /s/ JEFFREY L. GENDELL
                                        ----------------------------------------
                                        Jeffrey L. Gendell, as managing member